SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 7, 1994

                          SHAWMUT NATIONAL CORPORATION
              (Exact Name of Registrant as Specified in Charter)

         Delaware                  1-10102                06-1212629
      (State or Other          (Commission File         (IRS Employer
       Jurisdiction of          Number)                  Identification
       Incorporation)                                    No.)

           777 Main Street, Hartford, Connecticut       06115
           One Federal Street, Boston, Massachusetts    02211
           (Address of Principal Executive Offices)     (Zip Code)

      Registrant's telephone number, including area code: (203) 728-2000
                                                          (617) 292-2000

                                Not Applicable
      (Former Name or Former Address, if Changed Since Last Report)



      ITEM 5.  OTHER EVENTS.

                On March 7, 1994, the Board of Governors of the Federal Reserve System (the "Board") announced that it will defer action on a petition by Shawmut National Corporation ("Shawmut") seeking reconsideration of the Board's November 15, 1993 decision not to approve Shawmut's application to acquire all of the outstanding voting shares of New Dartmouth Bank. The Board said that it expects to consider the petition no later than May 2, 1994.

                A copy of the Board's press release announcing such deferral is attached hereto as Exhibit 99 and is incorporated herein by reference.

      ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
      EXHIBITS.

                The following exhibit is filed with this Current Report on Form 8-K:

           EXHIBIT
           NUMBER              DESCRIPTION

           99 Press Release of the Board of Governors of the Federal Reserve System, dated March 7, 1994.


                                  SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SHAWMUT NATIONAL CORPORATION

                               By: /s/ Joel B. Alvord
                                  Joel B. Alvord
                                  Chairman and Chief
                                    Executive Officer



                                 EXHIBIT INDEX

      EXHIBIT                                                      PAGE
      NUMBER              DESCRIPTION                             NUMBER

      99 Press Release of the Board of Governors of the Federal Reserve System, dated March 7, 1994.